UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 12, 2010

SMSA PALESTINE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-53343	26-2809270
(Commission File Number)	(IRS Employer Identification No.)

Shuinan Industrial Area, Songxi County, Fujian Province, China 353500
(Address of Principal Executive Offices)

(86) 0599-2335520
(Registrant's Telephone Number, Including Area Code)

Unit 30, Block 5, 17 Fang Cao Xi Yi, Chengdu, Sichuan Province, China 610000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 12, 2010, SMSA Palestine Acquisition Corp. (the “Company”) entered into an employment agreement with Zhan Youdai, designating him as the Company's chief executive officer. The employment agreement provides that Mr. Zhan will receive a monthly salary of RMB100,000 and is entitled to receive any bonus as determined by the Company’s board of directors (the “Board”) based upon his and the Company’s performance. In addition, at the discretion of the Board, Mr. Zhan will be awarded options to acquire common stock or other equity compensation awards under the Company’s or its affiliates’ stock incentive plan to be adopted and approved by the Company’s stockholders. Mr. Zhan’s employment agreement is for an initial term of two years, terminating on November 12, 2012. The employment agreement is attached hereto as Exhibit 10.1.

On November 12, 2010, the Company entered into an employment agreement with Tsang Yin Chiu Stanley, designating him as the Company's chief financial officer. The employment agreement provides that Mr. Tsang will receive a monthly salary of RMB50,000 and is entitled to receive any bonus as determined by the Board based upon his and the Company’s performance. In addition, subject to Board approval, Mr. Tsang will be awarded options (the “Options) to acquire shares of common stock of the Company (the “Shares”) equal to 1% of the Shares issued by the Company on August 20, 2010, and will have the right to exercise 50% of the Options after March 17, 2011 at the price of $9.85 per share but not less than 100% of the fair market value on the date of award and to exercise the remaining 50% of the Options after March 17, 2012 at a price equal to the closing price of the Shares on the first trading day after March 17, 2012 multiplied by 1.25 but not less than 100% of the fair market value on the date of award. Mr. Tsang’s employment agreement is for an initial term of two years, terminating on November 12, 2012. The employment agreement is attached hereto as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Executive Employment Agreement dated November 12, 2010 between SMSA Palestine Acquisition Corp. and Zhan Youdai

10.2	Executive Employment Agreement dated November 12, 2010 between SMSA Palestine Acquisition Corp. and Tsang Yin Chiu Stanley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA PALESTINE ACQUISITION CORP.

Date: November 17, 2010

By: /s/ Tsang Yin Chiu Stanley
Tsang Yin Chiu Stanley
Chief Financial Officer